AZZ Inc. Fourth Quarter and Fiscal Year 2020 Earnings Presentation April 29, 2020

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Safe Harbor Statement Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This press release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; supply-chain vendor delays ; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 29, 2020 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. 2

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Full Year FY20 Segment Revenue and Market Drivers Total FY2020 Revenue: $1.06 Billion Metal Coatings Energy Segment Segment $499.0 $562.8 +13.3% vs. prior year +15.6% vs. prior year Market Drivers • Strong hot-dip galvanizing demand in construction • Strong North American turnaround seasons • Growing revenue contribution from Surface • Robust e-house market within T&D, Industrial, Power Technologies • Nuclear market remains in secular decline; Continued • Maintained price/value realization in Galvanizing weak demand in the Oil Patch sector 3

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Full Year FY20 Summary - Consolidated In $millions, except per share amounts Revenue Net Income Diluted EPS +14.5% -5.8% Reported / +39.1% Adjusted -6.1% Reported / +38.3% Adjusted $71.3 $1,061.8 $2.71 $927.1 $51.2 $1.96 $48.2 $1.84 FY2019 FY2020 FY2019 FY2020 FY2020 Adj. 2019 2020 FY2020 Adj. • Organic growth • Lower zinc costs • Improved margins • Contribution from acquisitions • Improved operational efficiencies • Strong cash generation • Price realization • Divested NLI business 4

AZZ
Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION

Full Year FY20 Segment Results – Metal Coatings

In millions $ except percentages

Key Statistics

FY2019 Revenue	$440.3
Organic	$25.5
Acquisitions	$33.2
FY2020 Revenue	$499.0

Revenue
+13.3%


$440.3
$499.0
FY2019
FY2020

Operating Income
+29.1%


$83.6
$107.9
FY2019
FY2020

Operating Margin
+260 bps


19.0%
21.6%
FY2019
FY2020

Segment Summary:

- Record revenue driven by improved demand in several end markets (Construction, T&D, Solar)
- Continuing to see market expansion with Galvabar; Surface Technologies strategic acquisitions paying off
- Lower zinc costs in Galvanizing offset higher wage expense
- Improved labor productivity and operational efficiency driven by Digital Galvanizing System (DGS)
- Operating Margins of 21.6%, compared to 19.0% for prior year

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Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION

Full Year FY20 Segment Results – Energy

In millions $ except percentages

Key Statistics

FY19 Revenue	$486.8
FY19 Book to Ship	1.07 to 1
FY20 Revenue	$562.8
FY20 Book to Ship	0.92 to 1

Revenue

+15.6%


$486.8
$562.8
FY2019
FY2020

Operating Income

+4.8% Reported / +34.1 Adjusted


$31.3
$32.8
$42.0
FY2019
FY2020
FY2020 Adj.

Operating Margin

-60 bps Reported / +110 bps Adjusted


6.4%
5.8%
7.5%
FY2019
FY2020
FY2020 Adj.

Segment Summary:

- Strong refinery turnaround business in FY2020
- Recognized revenue and shipped Chinese orders; backlog down from prior year due to large China shipments
- Improved Electrical operational execution and customer service
- Adjusted Operating Margin of 7.5% in FY2020, versus 6.4% in prior year
- $9.2 million impairment of nuclear assets at WSI

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AZZ
Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION

COVID-19 Summary

Impact on Financial Results	■ Discontinuing previously issued guidance ■ Galvanizing business remains solid, Electrical business continuing to process backlog, Industrial seeing shift of projects out of Q1 and into Q2 and Q3.
Balance Sheet / Liquidity	■ Cash balance of $36.7 million as of 2/29/2020; Free cash flow of $144.8 million for FY20 ■ Debt balance of $203.0 million at end of FY20, Adjusted annual EBITDA of 157.3 million at end of FY20 ■ Available revolving debt capacity of $357.1 million at end of FY20
Operational Impacts	■ North America – All plants are open and operating ■ R.O.W – Poland, Brazil operations open; Remote field services constrained, China re-opening ■ Following CDC and WHO guidelines for cleaning and disinfecting, social distancing, health and safety, PPE ■ Limiting travel and plant visitations, increased telecommuting
Mitigation Efforts	■ Froze executive compensation ■ Reducing capacity to align with demand through furlough's and RIF's ■ Hiring restrictions imposed
Capital Allocation Decisions	■ Suspended share repurchase; Announced dividend to be paid on May 21, 2020 ■ Reduced CapEx to critical safety and operational needs ■ Travel restrictions slowing acquisition activity
Situational Awareness	■ AZZ's Leadership team in direct contact with the White House, CDC, and other governmental agencies. Participating in several briefing calls and staying abreast of current situation as it evolves by country and state.

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Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Full Year Financial Guidance FY2020 Key Drivers: In millions , except for EPS Range Reported Adjusted Revenue $1,020-$1,060 $1,061 $1,061 Metal Coatings:  Continued operational execution  Lower zinc costs Earnings Per Share $2.60-$2.90 $1.84 $2.71 Energy  Executed large refining projects  Electrical platform operational execution  Divested NLI at year end Adjustments (refer to non-GAAP table) FY2021  $18.6 million NLI loss of sale Range In millions , except for EPS  $9.2 million impairment of WSI nuclear assets  $1.9 tax adjustments NLI Revenue $970-$1,060 Discontinuing FY21 Guidance Earnings Per Share $2.65-$3.15 8

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Q4 FY2020 Consolidated Results In millions, except for EPS and percentages Q4 FY 20 Q4 FY 20 Q4 FY 19 % Change vs. Adjusted Reported Adjusted Revenue $245.4 $245.4 $202.5 21.2% Gross Profit $53.1 $51.1 $43.3 22.6% Gross Margin 21.6% 20.8% 21.4% 20 bps Operating Profit $20.5 $(7.3) $13.4 53.0% Operating Margin 8.4% (3.0)% 6.6% 180 bps EBITDA $32.9 $5.1 $25.7 28.0% Net Income (loss) $12.4 $(10.6) $8.9 39.3% Diluted EPS $0.47 $(0.41) $0.34 38.2% Diluted Shares Outstanding 26,209 26,209 26,153 0.2% 9

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Full Year FY 2020 Consolidated Results In millions, except for EPS and percentages YTD FY 20 YTD FY 20 YTD FY 19 % Change vs. Adjusted Reported Adjusted Revenue $1061.8 $1061.8 $927.1 14.5% Gross Profit $239.2 $237.2 $198.6 20.4% Gross Margin 22.5% 22.3% 21.4% 110 bps Operating Profit $107.1 $79.3 $77.0 39.1% Operating Margin 10.1% 7.5% 8.3% 180 bps EBITDA $156.3 $128.5 $128.2 21.9% Net Income (loss) $71.3 $48.2 $51.2 39.3% Diluted EPS $2.71 $1.84 $1.96 38.3% Diluted Shares Outstanding 26,281 26,281 26.107 0.7% 10

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Full Year FY 2020 Cash Flow Highlights In millions, except for percentages Full Year FY 2020 Full Year FY 2019 Cash flows provided by operating activities $144.8 $111.5 Less: Capital Expenditures $(35.0) ($25.6) Free Cash Flow $109.8 $85.9 Net Income $48.2 $51.2 Free Cash Flow/Net Income 227.8% 167.8% Acquisition of Subsidiaries, net of cash acquired $60.6 $8.0 Dividends $17.8 $17.7 Share Repurchases $5.8 $0.0 11

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Capital Allocation Focused on Growth In millions FY 2020 Capital Deployment • New business and product lines $60.6 Capital • Systems and technology Expenditures • Safety, Health and Environmental • Strategic fit Growth • Accretive within the first year Acquisitions • North American market focus $35.0 • Resumed share purchases in fourth Share quarter of FY2020, program now $17.8 Repurchases suspended in FY2021 $5.8 • YTD payout ratio 36.9% on a Dividends reported basis Shareholder Return Shareholder Capital Expenditures Acquisitions Share Repurchases Dividends 12

Key Indicators 13

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Key Indicators Metal Coatings Segment • Galvanizing • Will fabrication activity remain stable through summer? • Surface Technologies • When will our major customers either reopen, or get back to normal production levels? Energy Segment • IPG • When will Europe and India open up? • How will the fall turnaround season look in June? • EPG • How will bookings activity flow into the summer? • Does any level of rig activity materialize by August? Corporate • Tightly monitor cash flow and customer credit 14

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Strategic Direction • Long term strategy to grow Metal Coatings organically and with a robust acquisition program, while targeting 21-23% Operating Margins • Focus on operating excellence and providing outstanding customer service • Assumes continued inorganic growth in Galvanizing and Surface Technologies • Energy will focus on operational excellence and profitable growth in its core businesses while divesting or exiting the non-core • Specialty Welding will grow through international expansion, offering the best customized welding technology, and reducing dependence on the nuclear market space • Electrical businesses will focus on improving profitability and focus more on domestic market growth 15

Q&A

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Q4 FY20 Segment Revenue and Market Drivers Total Q4 FY2020 Revenue: $245.4 Million Metal Coatings Energy Segment Segment $122.8 $122.6 +21.3% vs. prior year +21.0% vs. prior year Market Drivers • Slightly higher hot-dip galvanizing volume • Continued shipments for large China projects • Benefitted from new acquisition revenue • Switchgear and E-house demand remained strong • Maintained price/value realization • Nuclear market remains in secular decline and Oil Patch sector declined 17

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION

Q4 FY 20 Segment Results – Metal Coatings

In millions $ except percentages

Key Statistics

FY2019 Revenue	$101.3
Organic	$7.9
Acquisitions	$13.6
FY2020 Revenue	$122.8

Revenue

+21.3%


$101.3
$122.8
FY2019
FY2020

Operating Income

+25.5%


$18.0
$22.6
FY2019
FY2020

Operating Margin

+60 bps


17.8%
18.4%
FY2019
FY2020

Segment Summary:

- Quarterly revenue driven by improved demand within several end markets
- Expanded sales of Galvabar into additional states
- Lower zinc costs in Galvanizing flowing through kettles
- Improved labor productivity and operational efficiency driven by Digital Galvanizing System (DGS)
- Operating Margins of 18.4%, compared to 17.8% for the same quarter last year due to lower than expected Surface Technology contribution

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Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION

Q4 FY20 Segment Results – Energy

In millions $ except percentages

Key Statistics

FY19 Revenue	$101.3
FY19 Book to Ship	1.07 to 1
FY20 Revenue	$122.6
FY20 Book to Ship	0.92 to 1

Revenue

+21.0%


$101.3
$122.6
FY2019
FY2020

Operating Income

-124.9% Reported/39.3% Adjusted


$5.6
-$1.4
$7.8
FY2019
FY2020
FY 2020 Adj.

Operating Margin

-660 bps Reported/+110 bps Adjusted


5.5%
-1.1%
6.3%
FY2019
FY2020
FY2020 Adj

Segment Summary:

- Shipments completed for Wudongde project in China; recognized revenue
- Backlog down from prior year due to large China shipments; Strong quarter for domestic orders of enclosures and switchgear
- Improved Electrical operational execution and customer service
- Normal seasonally light activity for Industrial Group
- Adjusted Operating Margin of 6.3% in Q4 FY2020, versus 5.5% same quarter last year

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Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION

Q4 FY20 Summary - Consolidated

In $millions, except per share amounts

Revenue

+21.1%


$202.5
$245.4
FY2019
FY2020

- Organic growth
- Contribution from acquisitions
- Price realization

Net Income

-220.2% Reported / +39.3 Adjusted


$8.9
-$10.6
$12.4
FY2019
FY2020 Reported
FY2020 Adjusted

- Lower zinc costs
- Improved operational efficiencies

Diluted EPS

-220.6% Reported / +38.2% Adjusted


$0.34
-$0.41
$0.47
FY2019
FY2020 Reported
FY2020 Adjusted

- Divested NLI business
- Nuclear Impairment
- Tax Adjustment

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Reg G Tables

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Non-GAAP Disclosure of EBITDA • In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA, and other financial metrics, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and other financial metrics, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. 22

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Non-GAAP Disclosure of Consolidated EBITDA In millions Consolidated Consolidated Consolidated Consolidated YTD FY 20 YTD FY 19 Q4 FY 20 Q4 FY 19 GAAP Net Income $48.2 $51.2 $(10.6) $8.8 Adjustments to reconcile GAAP to non- GAAP Financial Measures Interest Expense $13.5 $15.0 $3.0 $3.4 Income Tax Expense $16.7 $11.8 $(0.3) $1.3 Depreciation and Amortization Expense $50.1 $50.2 $13.0 $12.2 Total GAAP adjustments $80.3 $77.0 $15.7 $16.9 Non-GAAP EBITDA $128.5 $128.2 $5.1 $25.7 23

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Non-GAAP Disclosure of Metal Coatings and Energy EBITDA In millions Metal Coating Q4 Metal Coating Q4 Energy Energy FY 20 FY 19 Q4 FY 20 Q4 FY 19 GAAP Operating Income $22.6 $18.0 $(1.4) $5.6 Adjustments to reconcile GAAP to non- GAAP Financial Measures Other Income / Expense $0.0 $(0.1) $(0.5) $0.3 Interest Expense $0.0 $0.0 $0.0 $0.0 Depreciation and Amortization Expense $8.0 $7.1 $4.5 $4.7 Total GAAP Adjustments $8.0 $7.0 $4.0 $5.0 Non-GAAP EBITDA $30.6 $25.0 $2.6 $10.6 24

AZZ
Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION

Non-GAAP Disclosure of Consolidated Adjustments

Full Year FY2020 Consolidated

$(millions) except EPS	As Reported (a)	Adjustment		As Adjusted
Revenue	1,061.8			1061.8
Gross Profit	237.2	2.0	(1)	239.2
Gross Margin	22.3%			22.5%
SG&A	139.3	7.2	(1)	132.1
Loss on Disposal	(18.6)	18.6	(2)	0.0
Operating Profit	79.3			107.1
Operating Margin	7.5%			10.1%
Other (exp) / income net	-1.0			-1.0
Interest	13.5			13.5
Tax	16.7	-4.8	(3)	21.4
Net Income	48.2			71.3
Shares	26.281			26.281
Diluted EPS	1.84			2.71

(a) - Reported in conformity with US GAAP
(1) - $2M and $7.2M are related to the $9.2M impairment of certain assets in our WSI nuclear business
(2) - $18.6M relates to the loss on the disposal of the NLI business
(3) - Includes $1.9M tax adjustment related to NLI and $6.7M in favorable taxes related to (1) and (2).

Q4 FY 2020 Consolidated

$(millions) except EPS	As Reported (a)	Adjustment		As Adjusted
Revenue	245.4			245.4
Gross Profit	51.1	2.0	(1)	53.1
Gross Margin	20.8%			21.6%
SG&A	39.7	7.2	(1)	32.6
Loss on Disposal	(18.6)	18.6	(2)	0.0
Operating Profit	(7.3)			20.5
Operating Margin	-3.0%			8.4%
Other (exp) / income net	-0.6			-0.6
Interest	3.0			3.0
Tax	-0.3	-4.8	(3)	4.5
Net Income	-10.6			12.4
Shares	26.209			26.209
Diluted EPS	-0.41			0.47

(a) - Reported in conformity with US GAAP
(1) - $2M and $7.2M are related to the $9.2M impairment of certain assets in our WSI nuclear business
(2) - $18.6M relates to the loss on the disposal of the NLI business
(3) - Includes $1.9M tax adjustment related to NLI and $6.7M in favorable taxes related to (1) and (2).

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Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Non-GAAP Disclosure of Energy Adjustments Full Year FY 2020 Energy Q4 FY 2020 Energy $(millions) except EPS As Reported (a) Adjustment As Adjusted $(millions) except EPS As Reported (a) Adjustment As Adjusted Revenue 562.8 562.8 Revenue 122.6 122.6 Gross Profit 112.2 2.0 (1) 114.2 Gross Profit 24.0 2.0 (1) 26.0 Gross Margin 19.9% 20.3% Gross Margin 19.5% 21.2% SG&A 79.3 7.2 (1) 72.2 SG&A 25.3 7.2 (1) 18.2 Loss on Disposal - 0.0 Loss on Disposal - 0.0 Operating Profit 32.8 42.0 Operating Profit (1.4) 7.8 Operating Margin 5.8% 7.5% Operating Margin -1.1% 6.3% (a) - Reported in conformity with US GAAP (a) - Reported in conformity with US GAAP (1) - $2M and $7.2M are related to the $9.2M impairment of certain assets in our WSI nuclear business (1) - $2M and $7.2M are related to the $9.2M impairment of certain assets in our WSI nuclear business 26

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Non-GAAP Disclosure of Consolidated “Adjusted” EBITDA In millions Consolidated (1) Consolidated (1) YTD FY 20 Q4 FY 20 Non-GAAP Adjusted Net Income $71.3 $12.4 Adjustments to reconcile non-GAAP to non-GAAP Financial Measures Interest Expense $13.5 $3.0 Non-GAAP Income Tax Expense $21.4 $4.5 Depreciation and Amortization Expense $50.1 $13.0 Total Non-GAAP Adjustments $85.0 $20.5 Non-GAAP EBITDA $156.3 $32.9 (1) Uses “adjusted” results - page 25 27

Q4 AND FULL YEAR FY2020 EARNINGS PRESENTATION Non-GAAP Disclosure of Energy “Adjusted” EBITDA In millions Energy (1) Energy (1) YTD FY 20 Q4 FY 20 Non-GAAP Adjusted Operating Income $42.0 $7.8 Adjustments to reconcile non-GAAP to non-GAAP Financial Measures Other Income / Expense $(1.2) $(0.5) Interest Expense $0.0 $0.0 Depreciation and Amortization Expense $18.4 $4.5 Total GAAP adjustments $17.2 $4.0 Non-GAAP EBITDA $59.2 $11.8 (1) Uses “Adjusted” numbers from page 26 28